SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2014
SUBSEQUENT EVENTS

NOTE 15. SUBSEQUENT EVENTS

For the consolidated financial statements as of December 31, 2012 and 2013, and for each of the years ended December 31, 2011, 2012 and 2013, we evaluated subsequent events through March 3, 2014, the date the consolidated financial statements were available to be issued.

On March 7, 2014, the Company’s board of directors and stockholders approved and effected an amendment to the amended and restated certificate of incorporation. The amendment provided for a 2-for-1 stock split of the outstanding common stock. All of the share numbers, share prices, and exercise prices have been adjusted within these financial statements, on a retroactive basis, to reflect this 2-for-1 stock split. Upon completion of this offering, the total number of shares which the Corporation is authorized to issue is 73,516,427 shares, 64,000,000 shares of which shall be Common Stock and 9,516,427 shares of which shall be Preferred Stock.

Unaudited
SUBSEQUENT EVENTS

NOTE 16. SUBSEQUENT EVENTS (UNAUDITED)

2014 Credit Facility

On July 9, 2014, the Company amended and restated its first lien credit facility pursuant to an amended and restated first lien credit agreement (the Amended and Restated Credit Agreement). The Amended and Restated Credit Agreement provides for: (i) $375 million principal amount of “tranche A term loans,” (ii) $200 million principal amount of “tranche B term loans,” and (iii) a revolving credit facility of $75 million. The proceeds of the tranche A term loans were used to refinance in part the tranche B-2 term loans outstanding under the original first lien credit facility. The proceeds of the tranche B term loans were used to (i) refinance the remaining tranche B-2 term loans outstanding under the original first lien credit facility, (ii) refinance other amounts outstanding under the original first lien credit facility and (iii) pay fees and expenses related thereto. The revolving credit facility replaced the revolving credit facility under the original first lien credit facility.

The tranche A term loans and the revolving credit facility will mature on July 9, 2019. The tranche B term loans will mature on July 9, 2017. Loans under the revolving credit facility are expected to be used for working capital and other general corporate purposes.

The Amended and Restated Credit Agreement contains customary representations and warranties and customary affirmative and negative covenants applicable to the Company and its subsidiaries, including, among other things, restrictions on indebtedness, liens, investments, mergers, dispositions, prepayment of other indebtedness, and dividends and other distributions. The Amended and Restated Credit Agreement also contains financial covenants that require the Company to maintain a minimum consolidated interest coverage ratio of at least 3.50 to 1.00, beginning with the fiscal quarter ending September 30, 2014, and a maximum total leverage ratio, currently at 5.00 to 1.00.